NOTICE AND ACCEPTANCE OF RSU PERFORMANCE SHARE UNIT AWARD Participant Shenandoah Telecommunications Company [●] 500 Shentel Way P.O. Box 459 Edinburg, VA Number of Units Awarded: [●] Plan: 2024 Equity Incentive Plan (the “Plan”) 1. Grant. Effective [●] (the “Effective Date”), the Participant named above was granted an award (the “Award”) consisting of [●] Performance Units (the “Units”) which are a contingent right to receive shares of common stock (the “Shares”) of Shenandoah Telecommunications Company (the “Company”) subject to the following restrictions and conditions: 2. Continued Employment Vesting; Retirement. (a) Provided that the Participant remains in the continuous employ of the Company or one of its Affiliates from the Effective Date until the applicable Vesting Date set forth below or from the Effective Date until the date the Participant Retires, and provided that the Participant complies with the Restrictive Covenants in Section 13 below, the Units will vest and the Participant will be issued an equal number of nonforfeitable Shares in accordance with the following vesting schedule: Vesting Date Number of Units That Vest [●] [●] [●] [●] [●] [●] [●] [●] If the Units vest in accordance with the preceding sentence, the Shares will be issued within thirty (30) days after the applicable Vesting Date. The right of the Participant to continue to vest in the Award upon Retirement is contingent on the Participant’s compliance with the provisions of the Restrictive Covenants set forth in Section 13 below. (b) In the event a Retired Participant dies after Retirement and before [●], and provided that the Participant complied with the Restrictive Covenants in Section 13 below, all remaining unvested Units will immediately vest upon the date of death and the Participant’s estate will be issued an equal number of nonforfeitable Shares within thirty (30) days after the earlier of the date the Company receives notice of the death or the Vesting Date. 3. Cancellation Upon Breach of Restrictive Covenants or Upon Termination of Employment Other Than by Retirement, Death or Disability. Any Units not vested in accordance with the provisions of Section 2 will be immediately cancelled at the time the Participant breaches any of the Restrictive Covenants in Section 13 below or at the time the Participant ceases to be employed by the Company or one of its Affiliates, unless such

Performance Unit Award [●] Page 2 termination of employment is a result of Retirement, death or Disability. If termination of employment is due to Retirement, then Section 2 shall apply. If termination of employment is due to death or Disability prior to Retirement, and provided that the Participant complied with the Restrictive covenants in Section 13 below prior to such termination, a pro rata number of the outstanding unvested Units awarded above will then immediately vest on the date of such Participant’s death or Disability and the Participant or the Participant’s estate will be issued an equal number of nonforfeitable Shares within thirty (30) days after the date that employment ends on account of death or Disability. Proration will be calculated for each tranche of unvested Units remaining to vest on a Vesting Date, based on the number of days of continuous employment after the Effective Date and prior to death or Disability relative to the total number of days from the Effective Date to the applicable Vesting Date. The remaining Units (i.e., the excess of the pro-rated Units that vest) will be forfeited on the date of termination. 4. Change in Control. The Award will be subject to the terms of Section 15(c) of the Plan in connection with a Change in Control. 5. Definitions. For purposes of this Notice of Award, “Retire” or “Retirement” means the Participant’s voluntary resignation from active employment with the Company and its Affiliates, while in good standing, after having completed at least ten years of full-time continuous service as an employee of the Company or an Affiliate, and where the sum of the Participant’s age plus years of service is not less than seventy-five (75); provided that, periods of employment with an Affiliate prior to the date it became an Affiliate and periods credited as service for other benefit purposes even though the Participant was not performing services for the Company or an Affiliate shall not be recognized as continuous service of this purpose. 6. Dividend and Voting Rights. The Participant will have no voting rights with respect to the Units until such time as they have vested and the Shares are issued. The Participant will have no dividend rights with respect to the Units until such time as they have vested and the Shares are issued. 7. Transferability. The Units may not be assigned or transferred. 8. Recoupment Policy. The Units and any Shares issued with respect to the Units (and any additional shares issued on account of a stock split, stock dividend, etc.) are subject to cancellation, adjustment or forfeiture in accordance with the Executive Compensation Recovery Policy as such policy may be in effect from time to time. All certificates issued to represent such Shares shall bear a legend setting forth such restriction. 9. Tax Withholding. Notwithstanding any contrary provision, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to the vesting of Units, no certificate representing Shares from said Units shall be delivered. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant.

Performance Unit Award [●] Page 3 If Participant fails to make satisfactory alternative arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Units otherwise are scheduled to vest, the Company may, to the extent permitted by law, satisfy the Participant’s tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. 10. No Employment Rights. This Award does not give the Participant any rights to continued employment by, or service with, the Company or an Affiliate and does not interfere with the rights of the Company or an Affiliate to terminate the Participant’s employment or service. 11. Governing Plan Document and Defined Terms. This Award is subject to all the provisions of the Plan and its provisions are hereby made a part of this Award, and are further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Award and those of the Plan, the provisions of the Plan shall control. Participant hereby acknowledges that a copy of the Plan has been made available to Participant. Defined terms not explicitly defined in this Notice of Award shall have the same definitions as in the Plan. 12. Additional Conditions to Delivery of Shares. The Company will not be required to issue any certificate or certificates for Shares prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Company will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Shares as the Company may establish from time to time for reasons of administrative convenience. 13. Restrictive Covenants. (a) Non-Competition. The Participant agrees that, during the period that any unvested Units are outstanding and during the Participant’s employment with the Company, the Participant will not, without the Board’s prior written consent, directly or indirectly engage in, have any equity interest in, or assist, manage or participate in (whether as a director, officer, employee, agent, representative, security holder, consultant or otherwise) any Competitive Business; provided, however, that: (i) the Participant shall be permitted to acquire a passive stock or equity interest in such a Competitive Business provided the stock or other equity interest acquired is not more than 5% of the outstanding interest in such a Competitive Business; and (ii) the Participant shall be permitted to acquire any investment through a mutual fund, private equity fund or other pooled account that is not controlled by the Participant and in which he has less than a 5% interest. For purposes of this provision, the term “Competitive Business” shall mean a business that provides, or is taking active steps to provide, telecommunications services to

Performance Unit Award [●] Page 4 customers in any city or county in which the Company or an affiliate provides, or is taking active steps to provide, the same or similar telecommunications services to customers. (b) Non-Solicitation. The Participant agrees that, during the period that any unvested Units are outstanding, during the Participant’s employment with the Company, and during the one (1) year period immediately following the termination of the Participant’s employment with the Company by either party for any reason, the Participant will not, directly or indirectly, recruit or otherwise solicit or induce any employee, director, consultant, customer, vendor or supplier of the Company to terminate his, her or its employment or arrangement with the Company or otherwise change his, her or its relationship with the Company. (c) Confidentiality. The Participant agrees that, both during and after the Participant’s employment with the Company, the Participant will maintain in confidence and shall not directly, indirectly or otherwise, use, disseminate, disclose or publish, or use for his or her benefit or the benefit of any person, firm, corporation or other entity, any confidential or proprietary information or trade secrets of or relating to the Company without the prior written authorization of the Company. Notwithstanding anything herein to the contrary, nothing in this provision shall prohibit the Participant from disclosing any information that is generally known by the public, and this provision will not preclude the Participant from giving testimony in response to a lawful subpoena or preclude any conduct protected under 18 U.S.C. Section 1514A(a) or any similar state or federal law providing “whistleblower” protection to the Participant. (d) Non-Disparagement. The Participant agrees that, both during and after the Participant’s employment with the Company, the Participant will not criticize, defame, be derogatory toward or otherwise disparage the Company (or the Company’s past, present and future officers, directors, stockholders, attorneys, agents, representatives, employees or affiliates), or its or their business plans or actions, to any third party, either orally or in writing; provided, however, that this provision will not preclude the Participant from giving testimony in response to a lawful subpoena or preclude any conduct protected under 18 U.S.C. Section 1514A(a) or any similar state or federal law providing “whistleblower” protection to the Participant. (e) Remedies. In the event the Participant breaches any of of the Restrictive Covenants in Section 13(a), (b), (c), or (d), in addition to any other remedy available to the Company at law or in equity, any Units not vested in accordance with the provisions of Section 2 will be immediately cancelled, and the Company shall also be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction, an accounting of any profits obtained by the Participant on account of such breach, or any other equitable remedy which may then be available. Nothing in this Section 13(e) shall be construed as prohibiting the Company from pursuing any other additional remedy available to it for such breach. 14. Compliance with Section 409A. Notwithstanding anything to the contrary in the Plan or this Notice of Award, the Company reserves the right, but is not obligated, to revise this

Performance Unit Award [●] Page 5 Award as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award. If this Notice of Award requires a payment that is subject to Section 409A of the Code and that is payable upon a termination of employment, then such payment will not be made prior to a “separation from service” (as defined for purposes of Section 409A of the Code); provided, however, that if the Participant is a “specified employee” under Section 409A of the Code then such payment will not be made until the date that is six months after a separation from service. 15. Change in Capital Structure. In accordance with the Plan, the terms of this Award shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares, extraordinary cash dividends or other similar changes in capitalization. 16. Survival. The provisions of this Agreement (including without limitation, the provisions regarding cancellation, adjustment or forfeiture of the Award) shall survive the vesting of the Units and the issuance of the Shares without limitation. 17. Governing Law. This Award shall be governed by the laws of the Commonwealth of Virginia. 18. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding on the Participant and the Participant’s successors in interest and the Company and any successors of the Company. IN WITNESS WHEREOF, the company has caused this Notice of Award to be signed by a duly authorized officer, and Participant has affixed his or her signature hereto. SHENANDOAH TELECOMMUNICATIONS COMPANY By [●] [●] [● Officer] Participant